Pro Forma Financial Information
Supplemental Unaudited Quarterly Pro Forma Financial Information[1]
Dollars in millions
Unaudited

Operating Revenues	3/31/2020	6/30/2020	9/30/2020	12/31/2020	2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021	2021
Reported AT&T Operating Revenues	$42,779	$40,950	$42,340	$45,691	$171,760	$43,939	$44,045	$39,922	$40,958	$168,864
Less: WarnerMedia (A1)	(7,765)	(6,728)	(7,395)	(8,554)	(30,442)	(8,526)	(8,791)	(8,442)	(9,873)	(35,632)
Less: Vrio (A2)	(887)	(752)	(753)	(762)	(3,154)	(743)	(749)	(756)	(359)	(2,607)
Less: Other dispositions and adjustments (A3)	(383)	(392)	(441)	(280)	(1,496)	(262)	(193)	(105)	(29)	(589)
Less: Video (A4)	(7,407)	(7,021)	(7,014)	(7,168)	(28,610)	(6,725)	(6,639)	(2,149)	—	(15,513)
Less: Intercompany eliminations (B1)	1,296	1,125	1,288	1,471	5,180	1,290	1,311	645	383	3,629
Pro Forma Operating Revenues	$27,633	$27,182	$28,025	$30,398	$113,238	$28,973	$28,984	$29,115	$31,080	$118,152
Reported Revenue Growth Rate Y/Y						2.7%	7.6%	(5.7)%	(10.4)%	(1.7)%
Pro Forma Revenue Growth Rate Y/Y						4.8%	6.6%	3.9%	2.2%	4.3%

Operations and Support Expenses	3/31/2020	6/30/2020	9/30/2020	12/31/2020	2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021	2021
Reported AT&T Operations and Support Expenses	$28,071	$30,133	$29,178	$49,457	$136,839	$30,469	$35,015	$27,194	$29,977	$122,655
Adjustments (C1)	476	(3,295)	(151)	(16,655)	(19,625)	(94)	(4,555)	(291)	(320)	(5,260)
Adjusted AT&T Operations and Support Expenses	28,547	26,838	29,027	32,802	117,214	30,375	30,460	26,903	29,657	117,395
Less: WarnerMedia (A1)	(5,605)	(4,656)	(5,483)	(5,835)	(21,579)	(6,403)	(6,934)	(6,271)	(8,129)	(27,737)
Less: Vrio (A2)	(783)	(661)	(675)	(681)	(2,800)	(661)	(660)	(660)	(321)	(2,302)
Less: Other dispositions and adjustments (A3)	(261)	(210)	(323)	(214)	(1,008)	(253)	(171)	(82)	(38)	(544)
Less: Video (A4)	(6,020)	(5,809)	(5,887)	(6,458)	(24,174)	(5,660)	(5,275)	(1,731)	—	(12,666)
Less: Intercompany eliminations (B1)	922	869	918	906	3,615	941	939	546	383	2,809
Add: Retained costs and other items affecting comparability (A5)	350	350	350	350	1,400	383	421	121	19	944
Pro Forma Adjusted Operations and Support Expenses	$17,150	$16,721	$17,927	$20,870	$72,668	$18,722	$18,780	$18,826	$21,571	$77,899
Reported Operations and Support Expense Growth Rate Y/Y						8.5%	16.2%	(6.8)%	(39.4)%	(10.4)%
Adjusted Operations and Support Expense Growth Rate Y/Y						6.4%	13.5%	(7.3)%	(9.6)%	0.2%
Pro Forma Adjusted Operations and Support Expense Growth Rate Y/Y						9.2%	12.3%	5.0%	3.4%	7.2%

Depreciation and Amortization Expense	3/31/2020	6/30/2020	9/30/2020	12/31/2020	2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021	2021
Reported AT&T Depreciation and Amortization Expense	$7,222	$7,285	$7,030	$6,979	$28,516	$5,809	$5,761	$5,619	$5,673	$22,862
Adjustments (C1)	(2,056)	(2,145)	(1,921)	(1,904)	(8,026)	(1,131)	(1,069)	(1,012)	(1,021)	(4,233)
Adjusted Depreciation and Amortization Expense	5,166	5,140	5,109	5,075	20,490	4,678	4,692	4,607	4,652	18,629
Less: WarnerMedia (A1)	(161)	(164)	(169)	(177)	(671)	(163)	(165)	(163)	(165)	(656)
Less: Vrio (A2)	(147)	(127)	(126)	(120)	(520)	(117)	(114)	—	—	(231)
Less: Other dispositions and adjustments (A3)	(73)	(81)	(51)	(40)	(245)	(20)	(15)	(19)	(19)	(73)
Less: Video (A4)	(591)	(593)	(557)	(521)	(2,262)	(164)	(148)	(44)	—	(356)
Less: Intercompany eliminations (B1)	—	—	—	—	—	—	—	—	—	—
Add: Retained costs and other items affecting comparability (A5)	180	180	180	180	720	180	180	60	—	420
Pro Forma Adjusted Depreciation and Amortization Expense	$4,374	$4,355	$4,386	$4,397	$17,512	$4,394	$4,430	$4,441	$4,468	$17,733
Reported Depreciation and Amortization Expense Growth Rate Y/Y						(19.6)%	(20.9)%	(20.1)%	(18.7)%	(19.8)%
Adjusted Depreciation and Amortization Expense Growth Rate Y/Y						(9.4)%	(8.7)%	(9.8)%	(8.3)%	(9.1)%
Pro Forma Adjusted Depreciation and Amortization Expense Growth Rate Y/Y						0.5%	1.7%	1.3%	1.6%	1.3%

Operating Income	3/31/2020	6/30/2020	9/30/2020	12/31/2020	2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021	2021
Reported AT&T Operating Income	$7,486	$3,532	$6,132	$(10,745)	$6,405	$7,661	$3,269	$7,109	$5,308	$23,347
Adjustments (C1)	1,580	5,440	2,072	18,559	27,651	1,225	5,624	1,303	1,341	9,493
Adjusted Operating Income	9,066	8,972	8,204	7,814	34,056	8,886	8,893	8,412	6,649	32,840
Less: WarnerMedia (A1)	(1,999)	(1,908)	(1,743)	(2,542)	(8,192)	(1,960)	(1,692)	(2,008)	(1,579)	(7,239)
Less: Vrio (A2)	43	36	48	39	166	35	25	(96)	(38)	(74)
Less: Other dispositions and adjustments (A3)	(49)	(101)	(67)	(26)	(243)	11	(7)	(4)	28	28
Less: Video (A4)	(796)	(619)	(570)	(189)	(2,174)	(901)	(1,216)	(374)	—	(2,491)
Less: Intercompany eliminations (B1)	374	256	370	565	1,565	349	372	99	—	820
Add: Retained costs and other items affecting comparability (A5)	(530)	(530)	(530)	(530)	(2,120)	(563)	(601)	(181)	(19)	(1,364)
Pro Forma Adjusted Operating Income	$6,109	$6,106	$5,712	$5,131	$23,058	$5,857	$5,774	$5,848	$5,041	$22,520
Reported Operating Income Growth Rate Y/Y						2.3%	(7.4)%	15.9%	149.4%	264.5%
Adjusted Operating Income Growth Rate Y/Y						(2.0)%	(0.9)%	2.5%	(14.9)%	(3.6)%
Pro Forma Adjusted Operating Income Growth Rate Y/Y						(4.1)%	(5.4)%	2.4%	(1.8)%	(2.3)%
Reported Operating Income Margin	17.5%	8.6%	14.5%	(23.5)%	3.7%	17.4%	7.4%	17.8%	13.0%	13.8%
Adjusted Operating Income Margin	21.2%	21.9%	19.4%	17.1%	19.8%	20.2%	20.2%	21.1%	16.2%	19.4%
Pro Forma Adjusted Operating Income Margin	22.1%	22.5%	20.4%	16.9%	20.4%	20.2%	19.9%	20.1%	16.2%	19.1%

EBITDA[2]	3/31/2020	6/30/2020	9/30/2020	12/31/2020	2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021	2021
Reported AT&T Net Income	$4,963	$1,563	$3,168	$(13,515)	$(3,821)	$7,942	$1,874	$6,273	$5,390	$21,479
Additions:
Income Tax Expense (Benefit)	1,302	935	766	(2,038)	965	2,122	751	1,539	1,056	5,468
Interest Expense	2,018	2,041	1,972	1,894	7,925	1,870	1,684	1,667	1,663	6,884
Equity in Net Income (Loss) of Affiliates	6	10	(5)	(106)	(95)	(52)	(41)	(91)	(447)	(631)
Other (Income) Expense - net	(803)	(1,017)	231	3,020	1,431	(4,221)	(999)	(2,279)	(2,354)	(9,853)
Depreciation and amortization	7,222	7,285	7,030	6,979	28,516	5,809	5,761	5,619	5,673	22,862
EBITDA	14,708	10,817	13,162	(3,766)	34,921	13,470	9,030	12,728	10,981	46,209
Adjustments (C1)	(476)	3,295	151	16,655	19,625	94	4,555	291	320	5,260
Adjusted EBITDA	14,232	14,112	13,313	12,889	54,546	13,564	13,585	13,019	11,301	51,469
Less: WarnerMedia (A1)	(2,160)	(2,072)	(1,912)	(2,719)	(8,863)	(2,123)	(1,857)	(2,171)	(1,744)	(7,895)
Less: Vrio (A2)	(104)	(91)	(78)	(81)	(354)	(82)	(89)	(96)	(38)	(305)
Less: Other dispositions and adjustments (A3)	(122)	(182)	(118)	(66)	(488)	(9)	(22)	(23)	9	(45)
Less: Video (A4)	(1,387)	(1,212)	(1,127)	(710)	(4,436)	(1,065)	(1,364)	(418)	—	(2,847)
Less: Intercompany eliminations (B1)	374	256	370	565	1,565	349	372	99	—	820
Add: Retained costs and other items affecting comparability (A5)[3]	(350)	(350)	(350)	(350)	(1,400)	(383)	(421)	(121)	(19)	(944)
Pro Forma Adjusted EBITDA[3]	$10,483	$10,461	$10,098	$9,528	$40,570	$10,251	$10,204	$10,289	$9,509	$40,253
Adjusted EBITDA Growth Rate Y/Y						(4.7)%	(3.7)%	(2.2)%	(12.3)%	(5.6)%
Pro Forma Adjusted EBITDA Growth Rate Y/Y						(2.2)%	(2.5)%	1.9%	(0.2)%	(0.8)%
Adjusted EBITDA Margin	33.3%	34.5%	31.4%	28.2%	31.8%	30.9%	30.8%	32.6%	27.6%	30.5%
Pro Forma Adjusted EBITDA Margin	37.9%	38.5%	36.0%	31.3%	35.8%	35.4%	35.2%	35.3%	30.6%	34.1%

[1] This pro forma information does not include the impacts of accounting for the NFL Sunday Ticket, per the Contribution Agreement. WarnerMedia retained costs are not expected to be significant.
2 EBITDA is operating income before depreciation and amortization. It excludes depreciation and amortization, interest expense, other income (expense) - net and income taxes from net income.
[3] Pro forma adjusted EBITDA and pro forma adjusted net income definitions have been updated to exclude mark-to-market adjustments on benefit-related investments in 2021. Benefit-related investment gains included in EBITDA were ~$30M, $70M, $5M and $20M in the first, second, third and fourth quarters of 2021. Total benefit-related gains (losses) in net income were ~$90M, $170M, $0M and $170M in first, second, third and fourth quarters of 2021.

Pro Forma Financial Information
Reconciliation of Adjusted EPS
Dollars in millions, except per share amounts
Unaudited

	2020	2021
AT&T Income Attributable to Common Stock	$(5,369)	$19,874
Adjustments to Net Income (C1)	28,210	4,588
AT&T Adjusted Income Attributable to Common Stock	$22,841	$24,462
Pro Forma adjustments to Operating Income:
Less: WarnerMedia (A1)	(8,192)	(7,239)
Less: Vrio (A2)	166	(74)
Less: Other dispositions and adjustments (A3)	(243)	28
Less: Video (A4)	(2,174)	(2,491)
Less: Intercompany eliminations (B1)	1,565	820
Add: Retained costs and other items affecting comparability (A5)[3]	(2,120)	(1,364)
Pro Forma adjustments to other income (expense):
Less: WarnerMedia equity method investments (A1)	(18)	(38)
Less: Vrio equity method investments (A2)	(12)	(11)
Add: Estimated equity in net income from DIRECTV (A4b)	3,105	1,993
Add: Other items affecting comparability (A5)[3]	(17)	(426)
Income tax on pro forma adjustments (A6)	1,556	1,760
Pro Forma Adjusted Income Attributable to Common Stock[3]	$16,457	$17,420

AT&T Diluted EPS	$(0.75)	$2.76
AT&T Adjusted EPS	$3.18	$3.40
Pro Forma Adjusted Diluted EPS	$2.29	$2.41

Weighted Average Common Shares Outstanding
with Dilutions (000,000)	7,183	7,199

3 Pro forma adjusted EBITDA and pro forma adjusted net income definitions have been updated to exclude mark-to-market adjustments on benefit-related investments in 2021. Benefit-related investment gains (included in EBITDA and other income (expense) were ~$430M for the year ended December 31, 2021.

Pro Forma Financial Information
Reconciliation of Free Cash Flow
Dollars in millions
Unaudited

Cash From Operations	2020	2021
Reported AT&T Cash from Operations	$43,130	$41,957
Less: WarnerMedia	(4,836)	(3,592)
Less: Xandr	365	(79)
Less: Vrio	(354)	(305)
Pro Forma Cash from Operations	$38,305	$37,981

Capital Expenditures	2020	2021
Reported AT&T Capital Expenditures	$15,675	$16,527
Less: WarnerMedia (A1)	(699)	(764)
Less: Vrio (A2)	(366)	(261)
Pro Forma Capital Expenditures	$14,610	$15,502

Free Cash Flow[4]	2020	2021
AT&T Cash from Operations	$43,130	$41,957
Add: Distributions from DIRECTV classified as investing	—	1,323
Less: AT&T Capital Expenditures	(15,675)	(16,527)
Less: Cash paid for vendor financing	(2,966)	(4,596)
AT&T Free Cash Flow	$24,489	$22,157

Pro Forma Cash from Operations	$38,305	$37,981
Add: Distributions from DIRECTV classified as investing	—	1,323
Less: Pro Forma Capital Expenditures	(14,610)	(15,502)
Less: Cash paid for vendor financing	(2,966)	(4,596)
Pro Forma Free Cash Flow	$20,729	$19,206

Pro Forma Gross Capital Investment[5]	2020	2021
Pro Forma Capital Expenditures	$14,610	$15,502
Cash paid for vendor financing	2,966	4,596
Cash paid for Capital Investment	17,576	20,098
FirstNet reimbursement	1,063	515
Pro Forma Gross Capital Investment	$18,639	$20,613

[4] Free cash flow is defined as cash from operations and cash distributions from DIRECTV (classified as investing activities) minus capital expenditures and cash paid for vendor financing (classified as financing activities).

[5] Gross capital investment includes capital expenditures and cash payments for vendor financing and excludes FIrstNet reimbursements.

NOTES

(A1)	WarnerMedia segment results as reported in AT&T's consolidated financial statements, including Otter, Xandr and Playdemic.
(A2)	Vrio business unit results within the Latin America segment as reported in AT&T's consolidated statements. AT&T retained the investment in Sky Mexico.
(A3)	Other dispositions (Crunchyroll, Government Solutions and operations in Puerto Rico) and adjustments (i.e., purchase accounting reclassification of released content amortization and receivable securitization fees) reported in Corporate in AT&T's consolidated financial statements.
(A4)	Video business results as reported in AT&T's consolidated financial results; quarters ended 2021 include retained depreciation on assets supporting U-verse products.
(A4b)	Estimated equity in net income of affiliates from DIRECTV. Calculated at 70% of Video EBITDA, which excludes the noncash depreciation and amortization of fair value accretion expected to result from DIRECTV’s revaluation of assets and purchase price allocation.
(A5)	After the DIRECTV transaction, we expect to retain incurred operations and support costs in the range of ~$500M per quarter and depreciation of network infrastructure that provides both U-verse video and broadband services to customers of ~$150M per quarter, of which approximately 60% will be received from DIRECTV through transition service agreements and commercial arrangements. These estimated net retained costs have been applied to prior periods for comparability.

In addition to these retained Video costs, this adjustment also includes certain items affecting comparability, which have been applied to present consistent trending in this pro forma financial information, even though those items may not have been adjusted for in AT&T's earnings materials: benefit-related mark-to-market gains of ~$430M (with ~$130M included in Operations and Support Expenses) in 2021, and gains on other cost investments of ~$100M in 2021.
(A6)	Estimated tax impact of pro forma and other adjustments at AT&T's adjusted effective tax rate of 20.0% for the year ended December 31, 2021, and 19.6% for the year ended December 31, 2020.

(B1) Under GAAP, AT&T removed transactions involving dealing between segments, including channel distribution of WarnerMedia content, and advertising arrangements.

	3/31/2020	6/30/2020	9/30/2020	12/31/2020	2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021	2021
Intercompany Eliminations as reported by AT&T:
DTC (HBO Max) sales to Mobility & Consumer Wireline	$—	$(61)	$(190)	$(217)	$(468)	$(235)	$(253)	$(261)	$(302)	$(1,051)
WarnerMedia video distribution sales to DIRECTV and Vrio	(794)	(704)	(600)	(544)	(2,642)	(585)	(570)	(226)	(31)	(1,412)
WarnerMedia sales of DIRECTV advertising inventory	(413)	(294)	(408)	(603)	(1,718)	(388)	(410)	(111)	—	(909)
Other	(89)	(66)	(90)	(107)	(352)	(82)	(78)	(47)	(50)	(257)
Revenue Eliminations	(1,296)	(1,125)	(1,288)	(1,471)	(5,180)	(1,290)	(1,311)	(645)	(383)	(3,629)
DTC (HBO Max) sales to Mobility & Consumer Wireline	—	(61)	(190)	(217)	(468)	(235)	(253)	(261)	(302)	(1,051)
WarnerMedia video distribution sales to DIRECTV and Vrio	(794)	(704)	(600)	(544)	(2,642)	(585)	(570)	(226)	(31)	(1,412)
WarnerMedia sales of DIRECTV advertising inventory	(39)	(38)	(38)	(38)	(153)	(39)	(38)	(12)	—	(89)
Other	(89)	(66)	(90)	(107)	(352)	(82)	(78)	(47)	(50)	(257)
Operations and Support Eliminations	(922)	(869)	(918)	(906)	(3,615)	(941)	(939)	(546)	(383)	(2,809)
Operating Income & EBITDA	$(374)	$(256)	$(370)	$(565)	$(1,565)	$(349)	$(372)	$(99)	$—	$(820)

(C1) Non-GAAP Adjustments[1]:	3/31/2020	6/30/2020	9/30/2020	12/31/2020	2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021	2021
Merger costs	$182	$211	$38	$37	$468	$37	$—	$130	$132	$299
Employee separation costs and benefit-related (gain) loss	119	765	40	253	1,177	57	—	—	—	57
Asset impairments and abandonments	123	2,319	73	16,365	18,880	—	4,555	161	188	4,904
Gain on spectrum transaction	(900)	—	—	—	(900)	—	—	—	—	—
Adjustments to Operations and Support Expenses & EBITDA	(476)	3,295	151	16,655	19,625	94	4,555	291	320	5,260
Amortization of intangible assets	2,056	2,145	1,921	1,890	8,012	1,131	1,069	1,012	1,021	4,233
Impairments	—	—	—	14	14	—	—	—	—	—
Adjustments to Operating Income	1,580	5,440	2,072	18,559	27,651	1,225	5,624	1,303	1,341	9,493
Other income (expense) net[2]	317	132	1,262	3,971	5,682	(2,903)	337	(682)	(491)	(3,739)
Tax impact of adjustments and discrete items	(394)	(749)	(648)	(3,227)	(5,018)	352	(1,018)	(195)	(224)	(1,085)
Noncontrolling interest	—	(105)	—	—	(105)	—	(81)	—	—	(81)
Adjustments to Net Income	$1,503	$4,718	$2,686	$19,303	$28,210	$(1,326)	$4,862	$426	$626	$4,588

1 As reported in AT&T’s Form 8-K filed April 22, 2021, July 23, 2021, October 21, 2021 and January 26, 2022. Adjusting items include items considered non-operational or non-recurring in nature, including dispositions and merger integration and transaction costs, actuarial gains and losses, significant abandonments and impairments, severance and other material gains and losses.
2 Includes adjustments to equity in net income of affiliates, including adjustment for DIRECTV intangible amortization (proportionate share).